| We shop. You save. 1st Quarter Fiscal 2023 Earnings Conference Call Presentation November 3, 2022 Exhibit 99.2

| We shop. You save. Forward-Looking Statements This presentation contains forward-looking statements. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the ultimate duration and impact of the ongoing COVID-19 pandemic and any other significant public health events; our reliance on a limited number of insurance carrier partners and any potential termination of those relationships or failure to develop new relationships; existing and future laws and regulations affecting the health insurance market; changes in health insurance products offered by our insurance carrier partners and the health insurance market generally; insurance carriers offering products and services directly to consumers; changes to commissions paid by insurance carriers and underwriting practices; competition with brokers, exclusively online brokers and carriers who opt to sell policies directly to consumers; competition from government-run health insurance exchanges; developments in the U.S. health insurance system; our dependence on revenue from carriers in our senior segment and downturns in the senior health as well as life, automotive and home insurance industries; our ability to develop new offerings and penetrate new vertical markets; risks from third-party products; failure to enroll individuals during the Medicare annual enrollment period; our ability to attract, integrate and retain qualified personnel; our dependence on lead providers and ability to compete for leads; failure to obtain and/or convert sales leads to actual sales of insurance policies; access to data from consumers and insurance carriers; accuracy of information provided from and to consumers during the insurance shopping process; cost-effective advertisement through internet search engines; ability to contact consumers and market products by telephone; global economic conditions, including inflation; disruption to operations as a result of future acquisitions; significant estimates and assumptions in the preparation of our financial statements; impairment of goodwill; our ability to regain and maintain compliance with NYSE listing standards; potential litigation and other legal proceedings or inquiries; our existing and future indebtedness; our ability to maintain compliance with our debt covenants; access to additional capital; failure to protect our intellectual property and our brand; fluctuations in our financial results caused by seasonality; accuracy and timeliness of commissions reports from insurance carriers; timing of insurance carriers’ approval and payment practices; factors that impact our estimate of the constrained lifetime value of commissions per policyholder; changes in accounting rules, tax legislation and other legislation; disruptions or failures of our technological infrastructure and platform; failure to maintain relationships with third-party service providers; cybersecurity breaches or other attacks involving our systems or those of our insurance carrier partners or third-party service providers; our ability to protect consumer information and other data; and failure to market and sell Medicare plans effectively or in compliance with laws. For a further discussion of these and other risk factors that could impact our future results and performance, see the section entitled “Risk Factors” in the most recent Annual Report on Form 10-K (the “Annual Report”) and subsequent periodic reports filed by us with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from such third-party sources. No Offer or Solicitation; Further Information This presentation is for informational purposes only and is not an offer to sell with respect to any securities. This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in the Annual Report and subsequent quarterly reports. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. To supplement our financial statements presented in accordance with GAAP and to provide investors with additional information regarding our GAAP financial results, we have presented in this presentation Adjusted EBITDA and Adjusted EBITDA Margin, which are non-GAAP financial measures. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similarly titled measures presented by other companies. We define Adjusted EBITDA as income (loss) before interest expense, income tax expense (benefit), depreciation and amortization, and certain add-backs for non-cash or non-recurring expenses, including restructuring and share-based compensation expenses. The most directly comparable GAAP measure is net income (loss). We monitor and have presented in this presentation Adjusted EBITDA because it is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets and to develop operational goals for managing our business. In particular, we believe that excluding the impact of these expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core operating performance. For further discussion regarding this non-GAAP measure, please see today’s press release. Disclaimer 2

| We shop. You save. 1Q23 Earnings Highlights 3 *See reconciliations from GAAP measure, net loss, to non- GAAP measure, Adjusted EBITDA, on slides 14-15. SelectQuote delivered 1Q results ahead of internal forecasts. A third consecutive quarter of stronger year-over-year operational results for the Senior and Healthcare Services divisions: • Agent close rates up 14% year-over-year • Marketing cost per approved policy down 38% year-over-year • SelectRx membership at over 32K members Signs of customer retention stabilization and improvement year-over-year since April 2022. Prepared and well positioned for AEP: • More tenured and better trained agent force • Optimized marketing based on new segmentation and targeting • Enhanced agent desktop tools • Strong carrier plan designs • Expanded carrier relationships focused on both insurance and healthcare services, enabling improved cash flow 1Q Consolidated Revenue totaled $162 million. 1Q Consolidated Net Loss totaled $42 million or $(0.26) per diluted share. 1Q Consolidated Adjusted EBITDA* totaled $(27) million. FY23 Revenue, Net Loss, and Adjusted EBITDA* guidance maintained.

Four Pillar Strategy

New MA Growth Philosophy

Significantly improved cashflow during FY23

New retention initiatives contributed to improved MA retention trending since 3Q FY22

Strategic pullback in Medicare Advantage policy production in FY23

Mitigate Operational Risk Factors

Full AEP team hired, trained and onboarded in advance of AEP

More tenured and better trained agents on average

Right-sized cost structure with a plan to remove over $250M in year-over-year cost

MA Lifetime Value (LTV)

New business written since 2Q FY22 performing in line with expectations

Expanded carrier relationships focused on both insurance and healthcare services, enabling improved cash flow

Constraint increased from 6% to 15% during 2Q FY22 and increased provision

Grow Healthcare Services

SelectRx members exceeded 32K as of 1Q

FY23 guidance anticipates continued Healthcare Services growth and revenue of $275 million

Expect the Healthcare Services division will turn Adj. EBITDA positive by end of FY23

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Senior Operational Progress

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*1Q23 90 Day Retention Rate reflects only policies submitted in July and August 2022. Not all policies in this cohort have reached the full 90-day mark post effective date. The data point reflects year-over-year retention trending on those policies through 10/31/2022.

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| We shop. You save. Senior Per Approved Policy Operating Cost $1,030 $866 3Q21 3Q22 $1,103 $867 4Q21 4Q22 $1,516 $972 1Q22 1Q23 Total Expense / MSMA 6 (16)% (21)% (36)% Numbers shown for all prior periods have been restated to reflect the realignment of the Company's reportable segments to separate out Healthcare Services from the Senior reportable segment.

| We shop. You save. Agents Marketing Carriers Technology All agents hired, trained, onboarded and licensed Significantly higher mix of tenured agents in 2023 More agent and manager compensation weighting on retention Refined segmentation and targeting Enhanced lead scoring and routing Customized treatment for existing customers Strong investment in plans Broader relationships including distribution, healthcare services, and value-based onboarding More cash forward and retention-focused comp plans Joint efforts to improve onboarding and retention Continued investment in direct relationships Improved agent desktop and selling tools Streamlined processes to support conversion and cross-sell initiatives AEP Readiness 7

| We shop. You save. Healthcare Services Overview Product Customer Value Proposition Revenue Model • Medication management pharmacy for complex patients • Currently with two facilities serving all 50 states • Member health profile (HRA) • Value-Based Care / Primary Care • Senior-focused social programs • Senior-focused healthcare services • Direct delivery to home with pre- dosed packages streamline the patient experience to maximize adherence • Ongoing monthly Rx revenue • Recurring cash flow • Variety of structures including revenue share, marketing and other service fees • Marketing development funds • Improved engagement on high-value CMS quality and persistency metrics • Member assessments inform applicability of products / services • Seamless customer engagement with product / service providers 8

| We shop. You save. SelectQuote Senior KPI’s TOTAL POLICIES APPROVED 000s MA LTV (LTM 9/30/2022) 9 111 98 84 83 27 15 MA Other 1Q22 1Q23 $1,221 $900 1Q22 1Q23

| We shop. You save. 10 Enrollment 1 Onboarding 2 Ramping Member 3 Mature Member 4 New SelectRx customers enrolled by Population Health CSAs Pharmacy Coordinators work with physicians to transfer prescriptions over to SelectRx Shipments heading out to new members Revenue generation begins but some prescriptions still in the transition process All prescriptions transitioned to SelectRx Cost related to transitioning prescriptions declines and revenue per shipment increases SelectRx Customer Lifecycle

| We shop. You save. Healthcare Services REVENUE & ADJUSTED EBITDA* $MM 11 $6 $43 $(4) $(12) Revenue Adjusted EBITDA 1Q22 1Q23 SELECTRX MEMBERS 1Q22 2Q22 3Q22 4Q22 1Q23 — 5,000 10,000 15,000 20,000 25,000 30,000 35,000 *See reconciliations from GAAP measure, net loss, to non- GAAP measure, Adjusted EBITDA, on slides 14-15. All numbers are rounded to the nearest million.

| We shop. You save. Life and Auto & Home REVENUE $MM ADJUSTED EBITDA* 12 $46 $37 $7 $7 Life Auto & Home 1Q22 1Q23 $1 $5 $1 $2 Life Auto & Home 1Q22 1Q23 $MM All numbers are rounded to the nearest million. *See reconciliations from GAAP measure, net loss, to non- GAAP measure, Adjusted EBITDA, on slides 14-15.

| We shop. You save. Supplemental Information 13

| We shop. You save. Net Loss to Adjusted EBITDA Reconciliation 1Q FY 2023 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 77,513 $ 43,067 $ 36,835 $ 7,082 $ (2,013) $ 162,484 Operating expenses (81,366) (54,854) (31,811) (4,640) (17,446) (1) (190,117) Other income (expense), net — — 201 (1) (42) 158 Adjusted EBITDA (3,853) (11,787) 5,225 2,441 (19,501) (27,475) Share-based compensation expense (2,630) Transaction costs (2,126) Depreciation and amortization (6,802) Loss on disposal of property, equipment, and software (325) Interest expense, net (16,736) Income tax benefit 13,610 Net loss (42,484) 14 1Q FY 2022 (in thousands) Senior Healthcare Services Life Auto & Home Corp & Elims Consolidated Revenue $ 100,604 $ 5,983 $ 45,982 $ 7,469 $ (3,959) $ 156,079 Operating expenses (129,645) (9,913) (45,128) (6,095) (13,084) (1) (203,865) Other expenses, net — — — — (102) (102) Adjusted EBITDA (29,041) (3,930) 854 1,374 (17,145) (47,888) Share-based compensation expense (2,215) Non-recurring expenses (554) Depreciation and amortization (5,103) Loss on disposal of property, equipment, and software (350) Interest expense, net (8,535) Income tax benefit 16,413 Net loss (48,232)

| We shop. You save. (in thousands) Range Net Loss $ (113,000) $ (89,000) Income tax benefit (33,000) (29,000) Interest expense, net 74,000 74,000 Depreciation and amortization 24,000 24,000 Share-based compensation expense 12,000 12,000 Non-recurring expenses 16,000 18,000 Adjusted EBITDA $ (20,000) $ 10,000 Net Loss to Adjusted EBITDA Reconciliation (FY23 Guidance) 15 15

| We shop. You save. 16 SelectQuote Inc. 6800 West 115th Street Suite 2511 Overland Park, Kansas 66211 Phone: (913) 599-9225 Investor Relations investorrelations@selectquote.com